UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: February 9, 2005

Exact Name of Registrant as Specified in Its Charter	Commission File Number	I.R.S. Employer Identification No.
Hawaiian Electric Industries, Inc.	1-8503	99-0208097

State of Hawaii

(State or other jurisdiction of incorporation)

900 Richards Street, Honolulu, Hawaii 96813

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (808) 543-5662

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

At its meeting held on February 9, 2005, the Hawaiian Electric Industries, Inc. (HEI) Compensation Committee (the Committee) took the following action with respect to payouts under existing annual and long-term incentive plan awards and prospective awards under annual and long-term incentive plans:

(1) Awarded payouts under the 2004 Executive Incentive Compensation Plan (EICP) to the following Named Executive Officers: Robert F. Clarke, Chairman, President & Chief Executive Officer (CEO) of HEI, $1,022,000; Constance H. Lau, President & CEO of American Savings Bank, F.S.B., $751,400; T. Michael May, President & CEO of Hawaiian Electric Company, Inc., $345,678; Eric K. Yeaman, Financial Vice President, Treasurer and Chief Financial Officer of HEI, $317,658; and Peter C. Lewis, Vice President Administration and Secretary of HEI, $261,203. The determination of the bonuses was approved by the Committee and was based upon an evaluation of the results of Company and individual performance criteria established by the Committee.

(2) Awarded payouts under the 2002-2004 Long Term Incentive Plan (LTIP) to the following Named Executive Officers: Robert F. Clarke, $420,000; Constance H. Lau, $388,260; T. Michael May, $126,000; Eric K. Yeaman, $116,800; and Peter C. Lewis, $144,000. The determination of the bonuses was approved by the Committee and was based upon an evaluation of the results of the Company’s performance criteria established by the Committee.

(3) Awarded a payout of a special award in the amount of $60,000 to Mr. Yeaman in connection with services relating to compliance by HEI with the Sarbanes-Oxley Act of 2002 Section 404 (SOX 404) work. This payout was not based on any predetermined criteria established by the Committee, but rather based on an evaluation of the work done by Mr. Yeaman in 2004 in connection with SOX 404.

(4) Awarded participation in the 2005 EICP to the following Named Executive Officers with potential payouts shown if all goals are met at the target level: Robert F. Clarke, $574,400; Constance H. Lau, $384,800; T. Michael May, $295,900; and Eric Yeaman, $168,300. Mr. Lewis will be retiring in April 2005 and is not a participant in the 2005 EICP. The goals are based on performance criteria established by the Committee relating to Company financial goals and individual performance goals and the payout, if any, could vary from minimum to maximum levels for each goal.

(5) Awarded participation in the 2005-2007 LTIP to the following Named Executive Officers with potential payouts shown if all goals are met at the target level: Robert F. Clarke, $603,200; Constance H. Lau, $466,500; T. Michael May, $423,750; and Eric K. Yeaman, $235,800. Mr. Lewis will be retiring in April 2005 and is not a participant in the 2005-2007 LTIP. The goals are based on performance criteria established by the Committee relating to Company financial goals and the payout, if any, could vary from minimum to maximum levels for each goal.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAWAIIAN ELECTRIC INDUSTRIES, INC.
(Registrant)

/s/ Eric K. Yeaman
Eric K. Yeaman
Financial Vice President, Treasurer and Chief Financial Officer
(Principal Financial Officer of HEI)

Date: February 15, 2005

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